UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2023

Zalatoris II Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40686	N/A
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 West 46th Street, 30th Floor, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (917) 675-3106

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-third of one redeemable Public Warrant	ZLSWU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ZLS	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ZLSWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Postponement of Annual Meeting of Stockholders; Reopening of Period to Submit Shares of Class A Common Stock for Redemption.

On December 8, 2023, Zalatoris II Acquisition Corp. (“Zalatoris II” or the “Company”) filed a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with respect to its annual meeting of stockholders to be held on Monday, December 18, 2023 at 11:00 a.m. EST (the “Annual Meeting”) to vote upon certain proposals (collectively, the “Stockholder Approval Matters”).

The Company is postponing the Annual Meeting to 12:00 p.m. EST on Friday, December 29, 2023.

The Company is also reopening the period during which holders of its Class A common stock can submit their shares for redemption in connection with the Annual Meeting until 5:00 p.m. EST on Thursday, December 28, 2023.

Additional Information and Where to Find It

As discussed above, the Company filed the Proxy Statement with the SEC and delivered to its stockholders. This document does not contain all the information that should be considered concerning the Stockholder Approval Matters and is not intended to form the basis of any investment decision or any other decision in respect of the Stockholder Approval Matters. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and the amendments thereto and other documents filed in connection with the Stockholder Approval Matters, as these materials will contain important information about the Company and Stockholder Approval Matters. The Proxy Statement and other relevant materials for the Stockholder Approval Matters were mailed to stockholders of the Company as of the record date to be established for voting on the Stockholder Approval Matters. Stockholders will also be able to obtain copies of the Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Zalatoris II Acquisition Corp., 55 West 46th Street, 30th Floor, New York, New York 10036.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Stockholder Approval Matters or any PIPE Financing and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zalatoris II Acquisition Corp.

Date: December 18, 2023	By:	/s/ Paul Davis
Paul Davis
Chief Executive Officer

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